[Washington Mutual Logo]

                                  1998 Investor

                                   Conference

                        T E M P L A T E for S U C C E S S














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[Washington Mutual Logo]



                           Forward-Looking Information

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Washington Mutual, Inc. and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in Form 10-K for the year ending Dec. 31, 1997, and the Registration Statement on Form S-4, reg. No. 333-52785.













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[Washington Mutual Logo]



     NOTE: Whenever "Northwest" appears, it refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington, Oregon, Idaho, Montana and Utah).

     Whenever "Southwest and Southeast" appear, they refer to the operations of Washington Mutual Bank, FA (California and Florida).














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[Washington Mutual Logo]



                                   High Growth
                                Consumer Banking

                               Deanna Oppenheimer
                            Executive Vice President
                                Consumer Banking













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


[Washington Mutual Logo]

High Growth Consumer Banking
Key Strategies

Expand base of profitable customer relationships by:

     Offering national convenience with localized "high touch" customer service

     Delivering a broad-based product line that can be optimally mixed for profitability and market preferences

     Increasing profitability through local control, incentive compensation and comprehensive support systems

     Building a nationally recognized consumer-focused brand














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


[Washington Mutual Logo]

High Growth Consumer Banking
Operational Overview

                            Nearly 4 million customer
                                   Households

                             8,000 branch employees
                           1,100 call center employees

                            35 local community-based
                                regional managers

                                  7 state-based
                                 senior managers













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[Washington Mutual Logo]

High Growth Consumer Banking
Distribution Channels

[Pictures]

Free standing

Home Banking

ATMs

In-Store

Telephone Banking













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[Washington Mutual Logo]

High Growth Consumer Banking
Distribution Channels

Strong West Coast and Florida Franchises


[Map of Western United States and Florida]

State               Deposits ($B)(a)         Deposit Share       Rank
-----               ----------------         -------------       ----

California          $30.1                         8.3%           2

Washington            7.7                        14.5%           2

Oregon                2.0                         7.6%           2

Florida               6.3                         3.7%           5

Other States          0.4                         NA             NA

(a) Dec. 1997, non-public interest-bearing deposits










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[Washington Mutual Logo]

High Growth Consumer Banking
Distribution Channels

                Financial Centers as of 3/31/98
                    Northwest(a)     CA           FL            Total

Free Standing            189       349(b)        118             656
In-Store                 96          15           --             111
ATMs                     354        556          188            1,098

(a)      Includes Washington, Oregon, Idaho, Montana and Utah
(b)      Net of recent/pending consolidations















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[Washington Mutual Logo]

High Growth Consumer Banking
Distribution Channels

Lynnwood
Stockton
Chatsworth
North Hollywood*

[Map of Washington, Oregon and California; map highlights Lynnwood, Washington; Stockton, California; Chatsworth, California; and
North Hollywood*, California]



              Telephone Banking -- 1,100 Telephone Representatives



* Lending center










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[Washington Mutual Logo]

High Growth Consumer Banking
Channel Usage - Northwest*

Distribution Channel                              % of Total Transactions
--------------------                              -----------------------

Financial Centers                                           55%

Automated Calls                                             22%

ATMs                                                        17%

Agent-Assisted Calls                                         6%




* 1997 figures













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[Washington Mutual Logo]

High Growth Consumer Banking
"High-Touch" Service

"Mystery Shop" Results (100 pt. scale)



[Bar Graph]
               ASB            GW             NW

Q4 '97         84             77             89

Q1 '98         85             82             89













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[Washington Mutual Logo]

High Growth Consumer Banking
"High-Touch" Service


Customer Service Surveys (100 pt. scale)

[Bar Graph]

               ASB       GW        NW

Q4 '97         81                  90

Q1 '98         83        80        91


Source:  Washington Mutual.  GW service surveys initiated in Q1 '98












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[Washington Mutual Logo]

High Growth Consumer Banking
Broad-based Product Line




      Deposit Products                       Financial Services
          Transaction accounts                    Mutual Funds
          Time deposits                           Annuities
      Consumer Loan Products                      Securities brokerage
          Home equity                             Credit Insurance
          Unsecured lines                    Business Banking Products
          Manufactured housing                    Small business lending
          Auto/other                              Business transaction accounts
      Mortgage Lending
          Single-family ARMs
          Single-family fixed









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[Washington Mutual Logo]

High Growth Consumer Banking
Financial Center Incentive Compensation

         Synchronizes corporate and individual objectives

         Rewards profitable production and efficient service

         Motivates over-achievement

         Targets market compensation

         60% base salary; 40% incentive pay

         Incentive component unlimited













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[Washington Mutual Logo]

High Growth Consumer Banking
Financial Center Incentive Compensation

                     High Growth Consumer Banking Financial

                         Center Incentive Compensation

                              + Production credits
                              + Funds credits
                              + Fee income
                              + Other income
                              - Operating expenses
                              = Net income
                              divided by FTE
                              = Net income per FTE













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[Washington Mutual Logo]

High Growth Consumer Banking
Support Systems



  Weekly  customer   in-field   research  guides  all  strategic   decisions

  Aggressive marketing attracts new customers and provides cross-sell opportunities

  Comprehensive   training   programs   result  in  smoother
  conversions  and  accelerated  employee  learning  curves

  Quality service department insures quick and complete resolution to customer problems

  Proactive location management ensures profitable branch coverage












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[Washington Mutual Logo]




                                     Results













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[Washington Mutual Logo]

                          High Growth Consumer Banking

                                 Household Base
In thousands


[Bar Graph]

          1994                          3,600

          1995                          3,696

          1996                          3,736

          1997                          3,753



          Q1 '98                        3,822









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[Washington Mutual Logo]

                         High Growth Consumer Banking

                         Household Growth - Northwest*

[Bar Graph]

          1994           23,332

          1995           62,442

          1996           86,616

          1997          125,918



          Q1 '98         25,087



*Net of acquisitions







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[Washington Mutual Logo]




                          High Growth Consumer Banking

                    Household Growth - Southwest/Southeast*

[Bar Graph]

Q1 '97              (140,447)

Q2 '97               (18,130)

Q3 '97               (22,040)

Q4 '97                48,587

Q1 '98                47,281


*California and Florida Operations




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[Washington Mutual Logo]

High Growth Consumer Banking
Checking Account Growth - Northwest*

 [Bar Graph]

1994     63,867
1995     95,202
1996     119,318
1997     148,815
Q1 '98   33,317





*Net of acquisitions







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[Washington Mutual Logo]

High Growth Consumer Banking
Checking Account Growth - Southwest/Southeast

         [Bar Graph]


Q1 '97        (14,964)

Q2 '97        (24,873)

Q3 '97        (28,693)

Q4 '97         96,489

Q1 '98         84,747                      (36,288 CA; 48,459 FL)










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[Washington Mutual Logo]

High Growth Consumer Banking
Growing Transaction Balances - 3/31/98

                Northwest            Southwest/Southeast
               [Pie Chart]               [Pie Chart]


Transaction         $7.1 billion       Transaction       $16.7 billion
balances*                59%             balances*            43%
Time deposit        $5.2 billion       Time deposit      $22.3 billion
balances                 41%             balances             57%





*Transaction balances include checking, money market and savings deposits







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[Washington Mutual Logo]

High Growth Consumer Banking
Deposit Sales - Q1 `98*

                                   [Pie Chart]



                                  Checking 53%

                                     CDs 10%

                                 MMA/Savings 37%






*Based on number of accounts; includes all operations






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[Washington Mutual Logo]

High Growth Consumer Banking
Depositor Fee Income

Dollars in millions

                                   [Bar Graph]


        Southwest/Southeast  Northwest   Total
1994          $157.5           $28.5    $186.0

1995          $176.4           $57.5    $233.9

1996          $205.2           $77.3    $282.5

1997          $253.9          $112.0    $365.9

Q1 '97         $60.8           $21.9     $82.7

Q1 '98         $59.0           $33.3     $92.3







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[Washington Mutual Logo]

High Growth Consumer Banking
Depositor Fee Income - Southwest/Southeast


                                   [Bar Graph]


Dollars in millions


                  Q1 '97                            Q1 `98

 O/D 8 NSF Fees    $34.2                             $30.0

 Service Fees      $12.6                             $9.3

 ATM Fees          $5.9                              $4.7

 Other             $8.0                              $5.1

 Total             $60.8                             $59.0






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[Washington Mutual Logo]

High Growth Consumer Banking
Lending - Financial Center Production

Dollars in millions

                                   [Bar Graph]


            Mortgage Lending *  Consumer Lending    Total

  1994           $1,000.7             $850.0        $1,851

  1995           $1,104.1             $914.0        $2,018

  1996           $1,838.7           $1,025.0        $2,864

  1997           $2,016.8           $1,726.0        $3,743

  Q1 '98           $951.4             $381.0        $1,332


Source:  Washington Mutual "Snapshot" Reports
*Mortgage reflects Northwest production only





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[Washington Mutual Logo]

High Growth Consumer Banking
Consumer Lending - Southwest/Southeast

Dollars in millions

[Bar Graph]

    Q1 '97                                     $106.7

    Q1 '98                                     $170.7

  +70% Growth










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[Washington Mutual Logo]

High Growth Consumer Banking
Average Financial Center Production Mix

Product                          Traditional Thrift(a)     Washington Mutual
Checking Accounts                      1,515                   2,638
Checking Balances                        8%                     15%
Money Market/Savings                    24%                     38%
Time Deposits                           68%                     47%
Consumer Lending                      3000,000                 $3.8m
Mortgage Lending                         $0                    $6.2m
Fee Income                            $150,000                $380,000
Direct Operating Expense              $240,000                $270,000
Average FTE                             6.8                     8.5

March 1997 figures.
(a)      American Savings financial centers
(b)      WMB financial centers












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[Washington Mutual Logo]

High Growth Consumer Banking
Case Study:  Pacific First Bank/Oregon


         Acquired 1993

         Traditional thrift model

         New market for Washington Mutual














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/[Washington Mutual Logo]

High Growth Consumer Banking
Case Study:  Pacific First Bank/Oregon

Average Financial Center Production Mix

Product                       1994                              1997
Checking Accounts            1,207                             2,494
Deposit Balances            $26.4 m                           $27.9 m
Consumer Lending (Orig.)     $2.9 m                            $4.1 m
Mortgage Lending (Orig.)     $1.6 m                            $5.1 m
Fee Income                  $85,520                           $307,886
Direct Operating Expense    $205,486                          $232,057
Average FTE                   7.3                               7.4

Source:  Washington Mutual "Snapshot" Report














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[Washington Mutual Logo]

High Growth Consumer Banking




                                  What's Next?















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[Washington Mutual Logo]

High Growth Consumer Banking
Next Generation Expansion

     Develop new market denovo entry vehicle

     Season newly acquired markets

     Captivate new Free Checking customers with compelling products and services















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


[Washington Mutual Logo]



                                       The
                                Washington Mutual
                                    Customer


                            Lindy Friedlander, Ph.D.
                              Senior Vice President
                        Corporate Research & Development














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


[Washington Mutual Logo]

Template for Success
Historical WAMU Target Markets

         1983:           Cautious, frugal, saver

         1989:           Homeowner/Saver-investor

         1995:           Homeowner/Saver-investor
                         Entry level banking (Free Checking)













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[Washington Mutual Logo]

Template for Success
Checking Strategy

         Attract younger customers with earning potential

         Cross-sell other products and fee-generating services

         Retain profitable customers for life













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[Washington Mutual Logo]

Template for Success
A Changing Age Demographic


                                   [Bar Graph]


              WAMU (WA) 1986                              WAMU (WA) 1997
              --------------                              --------------

 18-34           17%                                         25%

 35-49           28%                                         31%

 50+             55%                                         44%

 Checking
 Penetration     18%                                         63%









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[Washington Mutual Logo]

Template for Success
Customer Age Distribution

                                   [Bar Graph]


            WM (NW)    GW (CA)   ASB (CA)  GW (FL)

  18-34       25%        23%        7%       28%

  35-49       31%        35%        25%      40%

  50+         44%        42%        68%      32%









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[Washington Mutual Logo]

Template for Success
Customer Income Distribution


                                   [Bar Graph]


             WM (NW)      GW (CA)      ASB (CA)   GW (FL)

 $35          32%          29%           30%       33%

 $35-$50       27%          20%           24%       27%

 $50-$100      34%          39%           34%       33%

 $100+         7%           12%           12%       7%







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[Washington Mutual Logo]

Template for Success
Customer Profit Segmentation

Relative Profitability Index


     Match-funded spreads for all assets & liability accounts

     Adjust   variable/semi-variable   income  &  expense  for  origination  and
     servicing

     Present value & annualized cash flow over expected life

     Household profitability equals sum for all accounts













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[Washington Mutual Logo]

Template for Success
Customer Profit Segmentation

         Profit Segments

                 High (above average overall - top 1/4 of Northwest base)

                 Moderate/low (remainder - 1/2 of Northwest base)

                 Unprofitable (< zero - bottom 1/4 of Northwest base)














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[Washington Mutual Logo]

Template for Success
Northwest Household Profile

Profit    Profit   Age Cross Sell OD/ NSF Fees   Monthly       Avg. Dep. &     Avg. Loans      % Single
Segment    Contrib.                    Q4 '97    Branch Trans        Inv.                        Serv.
                                                   Q4 `97

High        85%    50    2.9          $46         3.4             $36K           $66K            27%
Moderate    17%    46    2.1          $7          2.3             $9K            $16K            45%
Unprof.     -2%    36    1.9          $1          3.5             $3K             --             44%
Total       100%   44    2.2          $16         2.9             $14K           $25K            40%


As of 12/31/97. Cross-sell ratio excludes ATM cards. Multiple accounts of the same type count as one service.













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[Washington Mutual Logo]

Template for Success
New Free Checking Household Profile


Profit    Profit         Age       Cross Sell    OD/ NSF Fees       Monthly       Avg. Dep. &     Avg. Loans      % Single
Segment   Contrib.                                   Q4 '97        Branch Trans        Inv.                          Serv.
                                                                     Q4 `97
High        84%            35          2.9            $154             5.2             $6K            $25K            11%
Moderate    24%            34          2.5             $20             3.6             $3K             $3K            16%
Unprof.     -8%            33          2.0             $1              3.5             $1K             --             35%
Total       100%           34          2.3             $33             3.8             $2K             $5K            24%


As of 12/31/97. Cross-sell ratio excludes ATM cards. Multiple accounts of the same type count as one service.













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[Washington Mutual Logo]

Template for Success
New Free Checking Household Profile

A younger household base

                                   [Bar Graph]


               New Free Checking HHs     General Population

    <30                 48%                      23%

   30-34                15%                      11%

   35-44                19%                      20%

    45+                 18%                      46%



Weighted-average for all WM markets








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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/NW

"My previous bank was . . ."


             [Pie Chart]

              First-timers           12%

              First Security         12%

              Seafirst/B of A        13%

              US Bank                14%

              Other Banks            49%



New Free Checking households that joined WM in Dec. 1997









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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/NW

"At my previous bank I was . . ."


                                   [Bar Graph]


                    Never Satisfied    Recently Dissatisfied  Always Satisfied

Seafirst/B of A           40%                   40%                 20%

US Bank                   35%                   39%                 27%

First Security            45%                   45%                 10%

All other                 26%                   22%                 52%



New Free Checking households that joined WM in Dec. 1997




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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/NW

"My previous bank was . . ."


      [Pie Chart]


       First-timers        22%

       Wells               16%

       B of A              14%

       Other Banks         48%



New Free Checking households that joined WM in Dec. 1997






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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/CA

"At my previous bank I was . . ."


                                   [Bar Graph]




            Never Satisfied   Recently Dissatisfied   Always Satisfied

B of A            52%                  30%                 18%

Wells             34%                  41%                 25%

All other         21%                  24%                 55%




New Free Checking households that joined WM in Dec. 1997






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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/FL

"My previous bank was . . ."



     [Pie Chart]


      First-timers            27%

      Nations                 11%

      First Union             9%

      Barnett                 8%

      Other Banks             45%



New Free Checking households that joined WM in Dec. 1997







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[Washington Mutual Logo]

Template for Success
Free Checking Household Survey/FL

"At my previous bank I was . . ."



                                   [Bar Graph]




                    Never Satisfied  Recently Dissatisfied   Always Satisfied

Nations                   29%                 48%                   24%

First Union               33%                 33%                   33%

Barnett                   13%                 73%                   13%

All other                 16%                 33%                   51%




New Free Checking households that joined WM in Dec. 1997




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[Washington Mutual Logo]



                                Is Free Checking
                                   Profitable?













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[Washington Mutual Logo]


                                      YES!














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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

More Profitable than new non-Free Checking deposit  relationships

     19% more profitable in their first 6 months

     34% more profitable after 2 years

More profitable than prior new non-interest  checking households*

     54% more profitable in their first 6 months

     7% more profitable after 3 years

*Prior to launch of Free Checking













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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

Customers who said they incurred overdrafts in the past year


                                   [Bar Graph]


  New Free Checking(a)        General Population(b)

         3.7 ODs                     3.3 ODs

           43%                         29%


     (a) Survey of new Free Checking households that joined WM in 12/97. All WM markets.

     (b) April 1998 WM Research Survey. All WM markets.




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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

Profitability grows with time


                                   [Bar Graph]


                             Year 1        Year 2         Year 3
                            ------        ------         ------

Income OD/NSF Fees            56%           47%            42%
                                       (18% Growth)   (36% Growth)



New Northwest Free Checking customers that joined WM in 10/94.


Growth rates reflect profit increase over year 1.





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[Washington Mutual Logo]

Template for Success
Free Checking Profitability


Cross-sale of products and services


                      [Bar Graph]



   New Free Checking          Other New Deposit
      Households                 Households

     2.4 services               1.6 services
          77%                        35%



Accounts opened between 10/94-12/97; Northwest households only.


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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

Contribution to profit by product


                                   [Bar Graph]


               Year 1            Year 2           Year 3
               ------            ------           ------

Loans            37%               38%              45%

Dep./Inv.        9%                9%               8%

Checking         57%               53%              47%



New Northwest Free Checking customers that joined WM in 10/94.



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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

                       Additional Cross-sell Opportunities

Deposit/Investment/ Checking Services      Have           Want

Savings Account                             56%            32%
Brokerage Investment                        30%            33%
IRA                                         24%            26%
Plus Package                                40%*           44%
Pay-by-Phone                                6%*            33%

* Where offered,

Survey of new Free Checking households that joined WM in 12/97. All WM markets.













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[Washington Mutual Logo]

Template for Success
Free Checking Profitability

                       Additional Cross-sell Opportunities

Loan/Debit Products        Have                             Want

Check Card                  83%                               4%
Credit Card                 72%                              30%
Personal Line               40%                              27%
Car Loan                    38%                              26%
Mortgage Loan               22%                              23%

Survey of new Free Checking households that joined WM in 12/97. All WM markets.













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[Washington Mutual Logo]

Template for Success
New Checking Household Retention


                                   [Bar Graph]


                               Year 1      Year 2       Year 3
                               ------      ------       ------

New Classic (non-interest)
Checking HH (Oct. '91)           77%         83%          86%

New Free Checking HH
(Oct. '94)                       70%         84%          88%

Industry Average             Approx. 76% Approx. 79%  Approx. 80%



     Industry  Average  Source:   Council  on  Financial  Competition  retention
database. Northwest households only.




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[Washington Mutual Logo]

Template for Success
Average Monthly Delivery Channel Use

WA/OR customer perceptions compared with non-customers


                                   [Bar Graph]


                     Free Checking Customer(a)   Non-Customer <50(b)

ATM                            5.56                     5.88

Branch                         3.47                     2.09

Drive-Thru                     2.78                     2.68

Phone/IVR                      2.22                     2.53

Phone/Live Rep.                0.71                     0.58


     (a) Survey of new Free Checking households that joined WM in 12/97. All WM markets.

     (b) April 1997 WM survey of non-customers under age 50.




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[Washington Mutual Logo]

Template for Success
Quarterly Branch Use Over Time


                        [Bar Graph]


     After Opening                       97%

        Year 1                           89%

        Year 2                           84%

        Year 3                           81%


Northwest new Free Checking households since launch in 10/94




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[Washington Mutual Logo]

Template for Success
Consumer Research




                                What's important
                                  to consumers?













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[Washington Mutual Logo]

Template for Success
Consumer Research

Consumers want their bank to:

         Be trustworthy

         Provide fast service

         Treat them like a person, not a number

         Be flexible and responsive to their needs

         Give them a good deal













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[Washington Mutual Logo]

Template for Success
Consumer Research


                                   [Bar Graph]


                             WM Customers         Major Competitors

Trustworthy                       92%                    82%

Fast Service                      83%                    79%

Treats You Like a Person          89%                    73%

Flexible/Responsive               83%                    69%

Good Deal                         86%                    63%



8/97 WM Research Survey.  All WM markets.



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[Washington Mutual Logo]

Template for Success
Consumer Research


How California customers rate their bank.


                          WM Customers      Major Competitors

Trustworthy                    86%                 73%

Fast Service                   67%                 60%

Treats You Like a Person       80%                 72%

Flexible/Responsive            68%                 57%

Good Deal                      65%                 51%




8/97 WM research survey.  All WM markets.




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[Washington Mutual Logo]

Template for Success
Consumer Research

How Florida customers rate their bank


[Bar Graph]
                              WM Customers       Major Competitors

Trustworthy                        83%                  81%

Fast Service                       63%                  71%

Treats You Like a Person           63%                  72%

Flexible/Responsive                65%                  68%

Good Deal                          67%                  57%




8/97 WM research survey.  All WM markets.







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[Washington Mutual Logo]

Template for Success
Summary


     Free Checking is profitable and has helped make the Washington Mutual customer base younger

     New Free Checking customers are immediately profitable, and have terrific long-term potential

     Washington Mutual customers are generally more satisfied than other bank customers

     Non-customers want what Washington Mutual offers













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


[Washington Mutual Logo]


                               Corporate Marketing

                                   Brad Davis

                              Senior Vice President
                               Corporate Marketing













     Slide - 70

[Washington Mutual Logo]



                                 The Washington
                                   Mutual Band













     Slide - 71

[Washington Mutual Logo]



Disney


                           [Picture] = Entertainment!












     Slide - 72

[Washington Mutual Logo]


Volvo


                           [Picture of Car] = Safety!












     Slide - 73

[Washington Mutual Logo]

Competitive Research

How the competition is viewed:

         Automated

         Mechanized                           [Picture]

         Overworked




Source:  Washington Mutual research












     Slide - 74

[Washington Mutual Logo]

Competitive Research

How the competition is viewed:

         Stiff

         Arrogant                                   [Picture]

         Cold




Source:  Washington Mutual research












     Slide - 75

[Washington Mutual Logo]

Washington Mutual
A Distinct Brand Image

How Washington Mutual is viewed:

         Casual

         Comfortable                                      [Picture]

         At home




Source:  Washington Mutual research












     Slide - 76

[Washington Mutual Logo]

Washington Mutual
A District Brand Image

How Washington Mutual is viewed:

         Caring

         Warm                                             [Picture]

         Personal












     Slide - 77

[Washington Mutual Logo]

Washington Mutual
A Distinct Brand Image

"Real People Talking to Real People"

         Human/genuine

         Approachable

         Non "Bank-like"














     Slide - 78

[Washington Mutual Logo]




                          [Washington Mutual logo here]












     Slide - 79

[Washington Mutual Logo]

Marketing

         [advertisement]       "Keeping the Northwest Safe for Free Checking"




     Slide - 80

[Washington Mutual Logo]

Marketing


                                    [Picture]













     Slide - 81

[Washington Mutual Logo]

Marketing

                                    [Picture]













     Slide - 82

[Washington Mutual Logo]

Marketing

                                    [advertisement]


         Keeping the Northwest safe for truth, justice and Free Checking








     Slide - 83

[Washington Mutual Logo]



                          [Washington Mutual logo here]













     Slide - 84

[Washington Mutual Logo]

Advertising


                                [advertisement]


                                 "Wanted poster"













     Slide - 85

[Washington Mutual Logo]

Washington Mutual
In the News

                        [Pictures of Newspaper Clippings]













     Slide - 86

[Washington Mutual Logo]



                          [Washington Mutual logo here]













     Slide - 87

[Washington Mutual Logo]

Marketing
Bank Advertising Recall (First Mention Awareness)


                  [Bar Graph]


      Wells Fargo                    6%

      B of A                        18%

      WAMU                          50%




Internal advertising effectiveness study 11/97











     Slide - 88

[Washington Mutual Logo]

Advertising Awareness
Pacific Northwest First Mention


             [Line Graph]


                    First Mention
                    Ad Awareness

  1995                    15%

  1996                    28%

  1997                    50%







Advertising effectiveness study 5/95 - 5/97






     Slide - 89

[Washington Mutual Logo]

Cost Per Checking Account
Pacific Northwest  First Mention

Total Marketing Including Salaries and Benefits


                   [Bar and Line Graph]



               Cost Per Account      Ad Awareness

1995                $179.84               15%

1996                $165.13               28%

1997                $157.86               50%


"ED" (WM) data base system and internal advertising effectiveness study 5/97







     Slide - 90

[Washington Mutual Logo]

Washington Mutual
A Distinct Brand Image

How Washington Mutual is viewed:

         Caring

         Warm                                            [Picture]

         Personal



Source:  Washington Mutual research












     Slide - 91

[Washington Mutual Logo]

Marketing

Brand Awareness             Service            Product Positioning

                 [Washington Mutual logo here]













     Slide - 92

[Washington Mutual Logo]



                               Product Positioning












     Slide - 93

[Washington Mutual Logo]

Marketing

                             ["Do the Math" ad here]












     Slide - 94

[Washington Mutual Logo]

Marketing

                       [a different "Do the Math" ad here]












     Slide - 95

[Washington Mutual Logo]

Marketing

                       [a different "Do the Math" ad here]













     Slide - 96

[Washington Mutual Logo]

Net New Checking Accounts
Northwest Operations


      [Bar Graph]



     1994              63,867

     1995              95,202

     1996              119,318

     1997              148,815



Investor relations quarterly report








     Slide - 97

[Washington Mutual Logo]

Net New Checking Accounts
American Savings Bank


             [Bar Graph]



     1996                5,695

     1997               83,127












     Slide - 98

[Washington Mutual Logo]

Net New Checking Accounts
Great Western


              [Bar Graph]



            Q1 '97            (46,279)

            Q2 '97            (51,359)

            Q3 '97            (36,400)

            Q4 '97             78,870                (58% CA; 42% FL.)










     Slide - 99

[Washington Mutual Logo]

Service


                            [Washington Mutual Logo]



Caring

Warm                                                  [Picture]

Personal













     Slide - 100

[Washington Mutual Logo]

Would Refer Their Bank to Friends


    [Bar Graph]



     WAMU                            90%

     Wells Fargo                     46%

     B of A                          42%




Source:  Washington Mutual research









     Slide - 101

[Washington Mutual Logo]



                          [Washington Mutual logo here]













     Slide - 102

[Washington Mutual Logo]



                               Financial Services


                                   Craig Davis
                            Executive Vice President
                                    Lending &
                                Financial Service












     Slide - 103

[Washington Mutual Logo]

Financial Services
Overview

         WM Financial Services

         WM Group of Funds

         Washington Mutual Insurance Services












     Slide - 104

[Washington Mutual Logo]

Financial Services
Commission/Fee Income Growth (Revenue)

Dollars in millions


         [Bar Graph]


            Broker/Dealer    Funds     Insurance    Total

1995              $82      $35.5         $8.5       $126

1996             $101        $41         $9         $151

1997             $112      $40.5        $10.5       $163

1998 Goal        $130        $50         $9         $189





     Slide - 105

[Washington Mutual Logo]

Financial Service

  WM Financial Services

        Broker/Dealer (Murphey Favre, ASB Financial Services, GW Financial
          Securities)

        Stocks, Bonds, Mutual Funds, Annuities, Life Insurance

        Distribution through Financial Centers (FCs)

        Financial Consultants (Series 7)

        Platform (Fixed annuities)












     Slide - 106

[Washington Mutual Logo]

WM Financial Services
Strategy

         Build financial services powerhouse

         Leverage bank relationship

         Common distribution strategy (series 7/LPFRs)

         Achieve business source mix of 1/3, 1/3, 1/3 through:

                 FC referrals

                 working existing customers

                 bringing in new customers












     Slide - 107

[Washington Mutual Logo]

WM Financial Services
Strategy

         Expand packaged product sales

         Recruit and retain top performing FCs and support staff

         Provide exceptional FC support

         Combine (WMB, ASB, GW) back offices - increase operating efficiencies

         Operate with consistent compliance policies and procedures












     Slide - 108

[Washington Mutual Logo]

WM Financial Services
Distribution


                             [Map of United States]

         7 States

         350 Financial Consultants

         217 Licensed PFRs













     Slide - 109

[Washington Mutual Logo]

WM Financial Services
Distribution by State


  [Pie Chart]

   CA                      64%

   WA                      18%

   FL                      14%

   OR                       3%

   LPFR                     1%













     Slide - 110

[Washington Mutual Logo]

WM Financial Services
Product Mix


     [Pie Chart]


      Mutual Funds                   34%

      Variable Annuities             33%

      Fixed Annuities                13%

      Proprietary Mutual Funds       10%

      General Securities              9%

      Life Insurance                  1%












     Slide - 111

[Washington Mutual Logo]

Top Banks/Thrifts in Investment Sales
Fourth Quarter, 1997

            Institution               Billions

1.       Chase Manhattan                 $1.174
2.       First Union                     $1.160
3.       Bankers Trust                   $1.091
4.       Citicorp                        $1.084
5.       Wells Fargo                     $1.012
6.       National City                   $0.913
7.       Banc One                        $0.688
8.       Nations                         $0.627
9.       Keycorp                         $0.565
10.      Washington Mutual               $0.549



*Singer Report April/May 1998












     Slide - 112

[Washington Mutual Logo]

Financial Services

         WM Group of Funds

                 Proprietary mutual fund complex (Composite, Sierra)

                 228,000 shareholder accounts

                 $4.87 billion assets

                 24 funds, 18 variable annuities












     Slide - 113

[Washington Mutual Logo]

WM Group of Funds
Strategy

     Emphasis  on  conservative,   "value  based"  portfolio  management,  asset
allocation and prudent risk management

     Distribution of funds to WAMU customer base through WM Financial Services

     Grow  assets  with  creative   marketing   ...emphasizing   our  investment
philosophy and dedication to helping our shareholders attain their financial goals












     Slide - 114

[Washington Mutual Logo]

WM Group of Funds
Performance

 Above Average                         Internally Advise
 Performance            1997                                   March, 1998

1 Year                  5 of 8                                    4 of 8
3 Year                  5 of 8                                    5 of 8
                                              Sub-Advised
1 Year                  2 of 5                                    2 of 5
3 Year                  3 of 5                                    3 of 5













     Slide - 115

[Washington Mutual Logo]

WM Group of Funds
Growing Assets

Dollars in billions

[Bar Graph]
                     Composite       Sierra         WM Group      Total

Dec. '95               $1.30          $3.31                       $4.61

Dec. '96               $1.50          $3.35                       $4.85

Dec. '97               1.82           $3.00                       $4.82

April '98                                            $4.87









     Slide - 116

[Washington Mutual Logo]

Financial Services


         Washington Mutual Insurance

                 Captive insurance agency (ASBIS, GWFIA)

                 P&C (homeowners) and mortgage life products

                 Direct mail, internal and third party sales












     Slide - 117

[Washington Mutual Logo]

Washington Mutual Insurance Services
Strategy

     Support mortgage lending with highly rated hazard insurance products to expedite closing process for borrowers

     Cross sell insurance products to the existing mortgage portfolio base strengthening the borrower relationship

     Provide direct response insurance products to consumer bank customers that create a strong added-value relationship












     Slide - 118

[Washington Mutual Logo]

Washington Mutual Insurance Services
Product Mix


   [Pie Chart]



    Mass Marketed*                      72%

    Property & Casualty                 22%

    Life                                 6%




*Mass Marketed includes: AD&D, Mortgage Life & Disability












     Slide - 119

[Washington Mutual Logo]

Washington Mutual Insurance Services
Premium Growth

Dollars in millions


       [Bar Graph]



        1995                     $33.60

        1996                     $37.30

        1997                     $41.40

        1998 Goal                $44.30












     Slide - 120

[Washington Mutual Logo]

Financial Services:
Pre-Tax Net Income: 1997 vs. 1998

Dollars in millions

                                 1997           1998        %
                                Actual          Goal     Change
WM Financial Services           $18.9          $31.7       68%
WM Group of Funds                3.9            6.7        73
Washington Mutual Ins. Svs.      7.2            7.6         5
Total                           $30.0          $46.0       53%













     Slide - 121

[Washington Mutual Logo]

Financial Services:
Pre-Tax Net Income (April YTD)

Dollars in millions


                                   [Bar Graph]



                  WMFS          WM Group        WMIS             Total

April '97          $5,608         $1,447        $1,507             $8,562

April '98          $9,672         $2,226        $2,338            $14,236








     Slide - 122

[Washington Mutual Logo]



                                Mortgage Lending

                                   Craig Davis
                            Executive Vice President
                          Lending & Financial Services












     Slide - 123

[Washington Mutual Logo]

Mortgage Lending
Distribution


                             [Map of United States]



                       29 States

                       190 Offices

                       700 Loan Consultants

                       85 Accounts Managers












     Slide - 124

[Washington Mutual Logo]

Mortgage Lending
Residential Volume

Dollars in billions


                                   [Bar Graph]



    1995                      $14.9

    1996                      $17.3

    1997                      $23.4












     Slide - 125

[Washington Mutual Logo]

Mortgage Lending
1997


         #4 Residential Lender in the United States(a)

         #1 West Coast Residential Lender

         #1 Portfolio/ARM Originator with 9.5% share(b)





Sources:          (a)      Inside Mortgage Finance
                  (b)      Based on material published by Fannie Mae












     Slide - 126

[Washington Mutual Logo]

Mortgage Lending
Mortgage Origination Strategy

         Broad product/lender of choice

         Decentralized support

         Multiple distribution channels

         Market share:  10%+

         Low cost originator

         Recruit/retain top performers

         Moving Treasury Average (MTA) ARM focus













     Slide - 127

[Washington Mutual Logo]

Mortgage Lending
MTA Option ARM Features

         Low initial payments

         Stable index

         Monthly rate adjustments

         7 1/2% payment adjustment CAP

         Lifetime interest rate CAP












     Slide - 128

[Washington Mutual Logo]

Mortgage Lending
MTA Option ARM Features

         Four payment options:

         1)       minimum payment due

         2)       interest only

         3)       fully amortized principal and interest

         4)       additional payment at customer's option














     Slide - 129

[Washington Mutual Logo]

Mortgage Lending
Why Do We Want Option ARMs?

         Achieve ROE targets (18%)

         Reduce interest rate risk

         Exploit market niches

         Build Realtor/broker relationships













     Slide - 130

[Washington Mutual Logo]

Mortgage Lending
But . . . Why Would a Borrower Want One?

         Control of payment levels

         Improve cash flow

                 pay off higher cost consumer debt

                 make high-yield investments

         Financial planning

                 tax deductibility of deferred interest












     Slide - 131

[Washington Mutual Logo]

Mortgage Lending
Residential Volume - 1997 vs. 1998

Dollars in billions


                              [Bar and Line Graph]


                  January       February          March           April

1997               $1.40          $1.33           $1.59           $2.19

1998               $1.63          $2.39           $3.20           $3.16

1998 Plan      Approx. $1.63  Approx. $1.70   Approx. $2.20   Approx. $2.30







     Slide - 132

[Washington Mutual Logo]

Mortgage Lending
Refinance vs. Purchase - 1997 vs. 1998


                              [Bar and Line Graph]


                      January       February          March        April

ARM Fundings            55%            42%             46%          55%

ARM Apps.               43%            43%             56%          59%

% Refi              Approx. 58%    Approx. 69%     Approx. 64%  Approx. 56%






     Slide - 133

[Washington Mutual Logo]

Mortgage Lending
Distribution by Channel - April '98 YTD


   [Pie Chart]


    HLCs                  45.9%

    Wholesale             39.8%

    FCs                   14.3%













     Slide - 134

[Washington Mutual Logo]

Mortgage Lending
Retail Lending Strategy


     Build long-term profitable relationships with Realtors

     Promote local underwriting and appraisal to support "Portfolio Power"

     Increase number of HLCs in major US markets with propensity for ARMs

     Increase niche and construction lending volume in appropriate markets













     Slide - 135

[Washington Mutual Logo]

Mortgage Lending
Wholesale Lending Strategy

     The Wholesale Lending Division serves the mortgage broker community

     Currently mortgage brokers are responsible for approximately 60% of nationwide mortgage originations

     The Premier Broker program builds franchise value

                 Exclusive relationships

                 High quality originations

     Target portfolio ARM originations and purchase transactions

                 71% portfolio ARM April '98 YTD

                 46% purchased April '98 YTD













     Slide - 136

[Washington Mutual Logo]

Mortgage Lending
Financial Center Strategy

     First mortgage loans originated through financial centers

     Low cost resource to originate loans from existing customer base

     Important distribution during "refi mania"

     Allows 100% commissioned sales personnel to concentrate on purchase business

     Will expand to California and Florida in Q3 '98












     Slide - 137

[Washington Mutual Logo]

Mortgage Lending
Distribution by State - April '98 YTD


     [Pie Chart]

      CA           41.5%

      WA           23%

      OR            9.6%

      UT            3.4%

      IL            3%

      FL            3%

      MA            2.5%

      AZ            1.6%

      CT            1.6%

      CO            1.5%

      Other         9.4%


     Slide - 138

[Washington Mutual Logo]

Mortgage Lending
Construction Lending

Dollars in millions


                                   [Bar Graph]


     1995                          $.922

     1996                         $1.286

     1997                         $1.449

     April '98 YTD                 $.454













     Slide - 139

[Washington Mutual Logo]

Mortgage Lending
Construction Lending Strategy

     "Custom"   construction  provides  long-term  financing  to  borrowers  who contract with a builder to build a home on the borrower's lot

     "Interim" construction loans to builders

         Short-term loans

         Originated and processed in local HLCs by certified construction loan specialists

     Currently lending to builders in the Northwest and in California

     Expansion plans for Nevada, Arizona and Colorado

     Builder take-out program













     Slide - 140

[Washington Mutual Logo]

Mortgage Lending
Niche Lending

Dollars in millions

 [Bar Graph]


  1995*                   $35

  1996                   $240

  1997                   $298

  April '98 YTD           $80



*Aug. '95 to Dec. '95









     Slide - 141

[Washington Mutual Logo]

Mortgage Lending
Niche Lending Strategy


         Further enhances our broad product strategy

         Reinforces Realtor/broker relationships

         Creates additional origination opportunities

         Generates higher margins

         Reduces fallout increasing lending efficiencies

         Successful program in the Northwest

         Expanding to California and Florida













     Slide - 142

[Washington Mutual Logo]

Mortgage Lending
Profitability - Achieving 18% ROE

     Portfolio lending provides opportunities to generate higher yields

     Low cost originator: streamlined origination process/productive workforce

     Credit risk management - a proven track record in minimizing loan losses

     Shift to MTA from COFI













     Slide - 143

[Washington Mutual Logo]

Mortgage Lending
Productivity - Fundings per FTE



                 [BAR GRAPH]

                     Residential      Wholesale
                       (units)         (units)

1995                 Approx. 7.5    Approx. 18.0

1996                Approx. 10.0    Approx. 26.0

1997                Approx. 11.0    Approx. 30.0

April '98 YTD       Approx. 12.5    Approx. 32.5






     Slide - 144

[Washington Mutual Logo]

Mortgage Lending
Productivity - Fundings per Loan Consult./Acct. Mgr.


                                   [Bar Graph]


                  Residential        Wholesale
                    (units)           (units)

1995              Approx. 5.5      Approx. 31.0

1996              Approx. 6.5      Approx. 37.0

1997              Approx. 6.5      Approx. 39.0

April '98 YTD    Approx. 10.25     Approx. 55.0








     Slide - 145

[Washington Mutual Logo]

Mortgage Lending
Decaffeinating COFI


      [Line Graph]


                     MTA          COFI

1995                 0%           72%

1996                 0%           63%

1997                 11%          50%

1998*                75%          8%




* Through April




     Slide - 146

[Washington Mutual Logo]

Mortgage Lending
Market Share - 1997


                                   [Bar Graph]



               Washington   Oregon      California

WAMU             17.01%     13.06%         7.43%

Norwest           6.25%      5.50%         6.74%

Countrywide       2.74%      3.66%         3.12%



Source:  Experion









     Slide - 147

[Washington Mutual Logo]

Mortgage Lending
Market Share - ARM vs. Fixed - 1997


              [Bar Graph]



                    WA              OR          CA

Fixed             13.38%          11.13%       2.10%

ARM               23.48%          15.85%      15.03%



Source:  Experion









     Slide - 148

[Washington Mutual Logo]

Mortgage Lending
Pricing Comparison - 30-Year Fixed, Conforming*

                 Washington                                                                California

 Lender         Rate    Points        Eff. Yield        Lender                    Rate           Points       Eff. Yield
Countrywide    7.000    0.750          6.963           Home                       7.000            0.875          6.984
US Bancorp     7.000    0.875          6.984           Countrywide                7.000            1.125          7.026
B of A         7.000    1.125          7.026           B of A                     7.000            1.250          7.047
WAMU           7.125    0.875          7.109           Norwest                    7.125            0.875          7.109
Norwest        7.250    0.875          7.234           WAMU                       7.125            0.875          7.109


* As of 5/4/98












     Slide - 149

[Washington Mutual Logo]

Mortgage Lending
Pricing Comparison - 5/1 Jumbo ARM*

 Lender      Rate         Points     Margin    Index  Effective Yield
                         Washington
US Bancorp    6.500          0.875     2.750     CMT   6.814
B of A        6.750          1.000     2.750     CMT   7.042
Countrywide   6.750          1.000     2.750     CMT   7.042
WAMU          6.875          1.000     2.875     MTA   7.185
                        California
B of A        6.750          1.000     2.750     CMT   7.042
Countrywide   6.750          1.000     2.750     CMT   7.042
WAMU          6.875          1.000     2.875     MTA   7.185
Norwest       7.125          0.875     2.750     CMT   7.311


* As of 5/4/98












     Slide - 150

[Washington Mutual Logo]

Mortgage Lending
Pricing Comparison - 3-Month Option ARM*

Lender      Start   Points     Margin     Index   Effective Yield
Home        3.95    1.000      1.75       MTA         7.114
B of A      4.63    1.000      2.00       MTA         7.385
WAMU        3.95    1.000      2.05       MTA         7.397
World       4.50    1.000      2.25       MTA         7.614

Downey      4.95    1.000      2.55       Cofi        7.327
World       4.50    1.000      2.60       Cofi        7.350
WAMU        4.95    1.000      2.60       Cofi        7.374
Home        5.95    1.000      2.80       Cofi        7.619

* As of 5/4/98













     Slide - 151

[Washington Mutual Logo]

Mortgage Lending
Asset Quality - SFR Delinquency

       [Line Graph]

                 2 Payments Past Due   Non-Accrual

9/95                    1.84%           1.13%

12/95                   1.83%           1.11%

3/96                    1.85%           1.10%

6/96                    1.79%           1.05%

9/96                    2.07%           1.07%

12/96                   1.64%           0.77%

3/97                    1.64%           0.86%

6/97                    1.56%           0.75%

9/97                    1.61%           0.75%

12/97                   1.46%           0.71%

3/98                    1.47%           0.70%

4/98                    1.40%           0.67%

     Slide - 152

[Washington Mutual Logo]

Mortgage Lending
What Drives Customers to WAMU?

     Developing the Washington Mutual Brand as "the lender of choice" for Realtors, Premier Brokers and consumers

                 A wide variety of products to serve all borrower needs

                 "Portfolio Power" flexibility to put people in loans

                 Service to get the deal closed when they need it

     Advertising and marketing efforts focus on delivering the branding message while generating phone calls

     Focus on relationships - Realtors & brokers













     Slide - 153

[Washington Mutual Logo]



                             Lending Administration

                                 Steve Freimuth
                            Executive Vice President
                             Lending Administration













     Slide - 154

[Washington Mutual Logo]

Lending Administration


         Credit Quality

         Lending Operations

         Loan Servicing













     Slide - 155

[Washington Mutual Logo]

Credit Quality
Improving Trends


         Total delinquencies declining

         NPAs at lowest levels in years

         Reduced R.E.O. levels

         Increasing recoveries from sale of R.E.O.












     Slide - 156

[Washington Mutual Logo]

Credit Quality
SFR Total Delinquencies*

Percentage


    [Bar Graph]

     12/95               1.83
     3/96                1.85
     6/96                1.79
     9/96                2.07
     12/96               1.64
     3/97                1.64
     6/97                1.56
     9/97                1.61
     12/97               1.46
     3/98                1.47
     4/98                1.40


*2+ Payments Due







     Slide - 157

[Washington Mutual Logo]

Credit Quality
Nonperforming Assets

NPAs as a percentage of assets


      [Bar Graph]

       1993                    1.99

       1994                    1.46

       1995                    1.14

       1996                     .92

       1997                     .83

       Q1 '98                   .78

       April '98                .73






     Slide - 158

[Washington Mutual Logo]

Credit Quality
Residential/Commercial REO

Dollars in thousands
            [Bar Graph]


                           SFR            CRE          TOTAL

6/96                       218             82            298

9/96                       203             68            271

12/96                      155             72            227

3/97                       113             61            174

6/97                       132             44            176

9/97                       161             41            202

12/97                      160             41            201

3/98                       158             35            193

4/98                       141             35            176



     Slide - 159

[Washington Mutual Logo]

Credit Quality
SFR REO Recovery Rates*


[Bar Graph]

  1995                68%

  1996                72%

  Q1 '97              75%

  Q2 '97              75%

  Q3 '97              80%

  Q4 '97              83%

  Q1 '98              84%


*Percentage of loan value recovered at REO sale




     Slide - 160

[Washington Mutual Logo]

Credit Quality
ARM Loans Indicate Excellent Credit Standards


         Geographic diversification improving

         84% of SFR is adjustable rate

         Higher percent of portfolio is recent production

         Portfolio has lower than market average L.T.V.s













     Slide - 161

[Washington Mutual Logo]

Credit Quality
SFR Portfolio by Geography

As of March 31, 1998


   [Pie Chart]

    California                   56%

    Northwest                    22%

    Other                        14%

    Florida                       4%

    Northeast                     4%










     Slide - 162

[Washington Mutual Logo]

Credit Quality
SFR Portfolio ARMs vs. Fixed

As of March 31, 1998


         [Pie Chart]

          ARMs                  84%

          Fixed                 16%












     Slide - 163

[Washington Mutual Logo]

Credit Quality
SFR Portfolio by Vintage

As of March 31, 1998

Percentage


  [Bar Graph]

   1991 and earlier       16.8%

   1992                    5.4%

   1993                    8.2%

   1994                   11.6%

   1995                   12.1%

   1996                   14.5%

   1997                   23.8%

   1998                    7.6%

Note:  10.7% of portfolio from years '89 - '91



     Slide - 164

[Washington Mutual Logo]

Credit Quality
SFR by Original LTV

As of March 31, 1998

Percentage


               [Bar Graph]


                       WMI            Market
to 60%                11.7              19.1

60.01 to 70%          16.3              13.3

70.01 to 75%          17.4              13.0

75.01 to 80%          34.1              20.7

80.01 to 90%          16.1              14.3

90.01 to 95%           3.0               9.6

over 95%               1.4              10.0


Source of market data:  Mortgage Information Corp. Database 2/98


     Slide - 165

[Washington Mutual Logo]

Credit Quality
Outperforms Market


         Regional

         Product type

         Vintage

         Loan to value

         Sub prime













     Slide - 166

[Washington Mutual Logo]

Credit Quality
SFR Loan Nonaccrual by Region

As of March 31, 1998

Percentage


                                   [Bar Graph]



                      WMI             Market

California           1.06               1.19

Northwest             .47                .53

Northeast             .91               1.26

Florida              1.04               1.35

Other                 .71                .86



Source of market data:  Mortgage Information Corp. Database 2/98


     Slide - 167

[Washington Mutual Logo]

Credit Quality
SFR Nonaccrual by ARMs vs. Fixed

As of March 31, 1998

Percentage


                                   [Bar Graph]



               WMI              Market

Fixed          .33                 .96

ARMs           .75                1.65

Total          .69                1.06



Source of market data:  Mortgage Information Corp. Database 2/98





     Slide - 168

[Washington Mutual Logo]

Credit Quality
SFR ARM Nonaccrual by Vintage Compared to ARM Market

As of March 31, 1998

As a % of vintage year

                     WMI        Market

1991 and earlier    1.68          2.55

1992                1.54          2.11

1993                1.11          2.09

1994                 .88          2.17

1995                 .74          2.21

1996                 .35          1.30

1997                 .09           .35


Source of market data:  Mortgage Information Corp. Database 2/98 ARMs Loans





     Slide - 169

[Washington Mutual Logo]

Credit Quality
SFR Nonaccrual by Vintage Compared to Total Market

As of March 31, 1998

As a % of vintage year


                                   [Bar Graph]



                         WMI          Market
1991 and earlier        1.63            2.69

1992                    1.40             .95

1993                     .90             .69

1994                     .85            1.27

1995                     .71            1.34

1996                     .38             .79

1997                     .10             .16


Source of market data:  Mortgage Information Corp. Database 2/98

     Slide - 170

[Washington Mutual Logo]

Credit Quality
SFR by Nonaccrual by LTV Compared to Total Market

As of March 31, 1998

% of LTV range


                                   [Bar Graph]



                   WMI         Market
to 60%             .28            .24

60.01 to 70%       .62            .49

70.01 to 75%       .58            .69

75.01 to 80%       .67            .58

80.01 to 90%      1.21           1.06

90.01 to 95%       .80           1.35

over 95%           .56           3.45


Source of market data:  Mortgage Information Corp. Database 2/98

     Slide - 171

[Washington Mutual Logo]

Credit Quality
SFR by Credit Class (Niche)

As of March 31, 1998
Dollars in millions


 [Bar Graph]


  1       $363          Total Portfolio = $600

  2       $147          Average yield premium =

  3       $67           117 bp

  4       $16           1 = A- credit

  5       $7            5 = C credit






     Slide - 172

[Washington Mutual Logo]

Credit Quality
SFR Credit Class Nonaccrual (Niche)

As of March 31, 1998


                                   [Bar Graph]

1 = A- credit/5 = C credit

    WMI     Market
1  .88%      2.68%

2 1.04%      2.68%

3 1.93%      6.43%

4 2.82%      6.43%

5 2.53%      6.43%


Market source:  MIC B-C Mortgage Database 2/98 A- through C stats







     Slide - 173

[Washington Mutual Logo]

Lending Operations
Improving Operating Efficiency


         Cost to originate a loan decreasing

         Conversion to Loan Works

         Automated underwriting process

         Streamlined appraisal process

         Reduce loan servicing costs













     Slide - 174

[Washington Mutual Logo]

Lending Operations
HLC Lending Channel

"All-in" basis point cost per loan origination


           Northwest  Southwest/Southeast
Q1 '97        130             264

Q2 '97        116             191

Q3 '97        123             189

Q4 '97        123             167

Q1 '98        117             171













     Slide - 175

[Washington Mutual Logo]


Lending Operations
Wholesale Lending Channel

"All-in" basis point cost per loan origination


[Bar Graph]


              Northwest          Southwest/Southeast

Q1 '97           164                     197

Q2 '97           152                     168

Q3 '97           156                     173

Q4 '97           150                     166

Q1 '98           149                     168



Slide - 176

[Washington Mutual Logo]


Lending Operations
Loan Works Deployment

         Conversion Schedule

                 Northwest           -     Fully deployed June 1997

                 ASB                 -     Converted Q1 '98

                 GW                  -     Planned Conversion June-Sept. 1998

         Productivity Gains

                 Credit scoring capability

                 Electronic transfer of loan files

                 Reduced cycle times



Slide - 177

[Washington Mutual Logo]


Lending Operations
Automated Underwriting Efficiencies

Loans per underwriter

[Bar Graph]

                  Northwest       Southwest/Southeast

5/97                 138                  55

6/97                 143                  54

7/97                 149                  47

8/97                 157                  46

9/97                 169                  49

10/97                178                  54

11/97                175                  42

12/97                183                  54

1/98                 158                  45

2/98                 260                  70

3/98                 380                  99

4/98                 338                  90



Slide - 178

[Washington Mutual Logo]


Lending Operations
Appraisal Philosophy

Measurements:  Vital Few

         Quality of appraisals and property values

         Turn times and customer service

         Profitability as a business unit


Slide - 179

[Washington Mutual Logo]


Lending Operations
Appraisal Costs

Per loan

[Bar Graph]

Oct. '97
         GW - $394
         ASB - $375
         WMB - $177

Mar. '98
         Combined - $211



Slide - 180

[Washington Mutual Logo]


Loan Servicing
Strategy

         Convert all systems to Alltel
                 WMB - Sept. 1996
                 ASB - Sept. 1997
                 GW - April 1998

         Combined management under one senior manager

         Chatsworth is main loan servicing facility

         Stockton satellite providing file storage

         Seattle will operate as a satellite for the Northwest

Slide - 181

[Washington Mutual Logo]


Loan Servicing
Reduced Costs to Service a Loan


         Combined companies onto Alltel

         Combined work groups and facilities

         Favorable vendor contracts

         Efficiency measurements

                 $50 cost per loan

                 1400 loans per employee


Slide -  182

[Washington Mutual Logo]


Loan Servicing
Annualized Servicing Cost Per Loan

In dollars

[Bar Graph]

Target - 50

                    Northwest          Southwest/Southeast
Q1 '97                 45                      75

Q2 '97                 43                      89

Q3 '97                 43                      78

Q4 '97                 46                      67

Q1 '98                 50                      59

Projection:

Q2 '98                 50                      59

Q3 '98                 48                      56

Q4 '98                 46                      53


Slide - 185

[Washington Mutual Logo]


Loan Servicing
Loans Serviced per Employee

[Bar Graph]

Target - 1400

                         Northwest           Southwest/Southeast
Q1 '97                     1419                      934

Q2 '97                     1450                      989

Q3 '97                     1445                      998

Q4 '97                     1429                      994

Q1 '98                     1339                     1014

Projection:

Q2 '98                     1447                     1124

Q3 '98                     1508                     1239

Q4 '98                     1485                     1301


Slide - 184

[Washington Mutual Logo]


                             Acquisition Integration
                                  & Technology

                                  Liane Wilson
                            Executive Vice President
                            Chief Information Officer
                              Corporate Operations



Slide - 187

[Washington Mutual Logo]


Template for Success
Acquisition Integration


         Ongoing business process

         Groundwork laid at due diligence

         Areas/constituents addressed:

                 Financial/asset quality

                 Customer base composition

                 Systems compatibility

                 Customers/employees/shareholders

                 Sales/corporate culture

         Successfully repeated 22.6675 times since 1985

Slide - 186

[Washington Mutual Logo]


Template for Success
Great Western Integration

3/6/97 - Announced Definitive Agreement

7/1/97 - Transaction Closed

8/1/97 - Initial Integration Planning

9/1/97 - Tactical Integration Planning

10/1/97 - Detailed Integration Plans


Slide - 187

[Washington Mutual Logo]


Template for Success
Great Western Integration


10/1/97 - WAMU Product Marketing Strategy Introduced

11/1/97 - Investment Portfolio Converted to WAMU Platform

1/1/98 - Payroll/Human Resources Systems Conversion

1/1/98 - Network Technology Hardware Installation Began


 Slide - 188

[Washington Mutual Logo]


Template for Success
Great Western Integration


Began 1/4/98 - Deposit Systems Conversion Test

1/5/98 - Sales/Employee Training Began

2/14/98 - WAMU Technical Environment to Chatsworth Data Center (plus ASB)


Slide - 189

[Washington Mutual Logo]


Template for Success
Florida Conversion


3/9/98 - Account Conversion Materials Mailed to Customers

4/18/98 - Deposit Accounts Conversion

4/20/98 - New Teller, Upgraded Investment Technology Goes On-Line (120 FC)

Total Accounts Converted = 1.5 Million

Time = 50 Hours

5/4/98 - Mortgage Loan Servicing Conversion


Slide - 190

[Washington Mutual Logo]


Template for Success
Northern California Conversion

4/6/98 - Account Conversion Materials Mailed to Customers

5/16/98 - Deposit Accounts Conversion

5/18/98 - New Teller Upgraded Investment Technology Goes On-Line (128 FCs)

Time = 45.5 hours

Total Accounts Converted = 1,408,414


 Slide - 191

[Washington Mutual Logo]


Template for Success
Southern California Conversion


6/13/98 - Deposit Accounts Conversion

6/15/98 - New Teller, Upgraded Investment (127 FC)

6/26/98 - Consumer Works

8/31/98 - Loanworks Deployed 85 Locations

9/5/98 - IRAs


 Slide - 192

[Washington Mutual Logo]


Template for Success
Growing Infrastructure Support

                                                                     6/15/98
                               6/30/96        7/7/97      5/30/98       (est.
                                                                     w/S. Cal.)

Deposit Accounts (est.)       1,300,000      2,430,000   4,641,000   5,641,000

Retail Branches                  248            431         687         807



Retail branch figures include closing ASB locations.

 Slide - 193

[Washington Mutual Logo]


Template for Success
Project Plan:  Ahmanson


3/16/98 - Strategic Plan

3/17/98 - Transaction Announced

5/15/98 - Initial Tactical Plans

7/8/98 - Detailed Tactical Plans (TX)

9/2/98 - Detailed Tactical Plans (CA)

Q4 '98 - FC Conversion (TX)

Q2 '99 - FC Conversion (CA)



Slide - 194

[Washington Mutual Logo]


Template for Success
Year 2000 Project


Environmental


         Power

         Telecommunications

         Facilities

         Transportation

         Commerce

Slide - 195

[Washington Mutual Logo]


Template for Success
Year 2000 Project


Information Infrastructure


         Mainframe

                 Hardware

                 Software

         Alternative Platform Infrastructure

                 Hardware

                 Software


 Slide - 196

[Washington Mutual Logo]


                              Template for Success

                               Year 2000 Project


External Data Flows


         Customer

         Bank Regulatory Agencies

         Financial Markets

         ATM Networks

         Service Providers

         Credit Bureaus


Slide - 197

[Washington Mutual Logo]


                              Template for Success

                               Year 2000 Project


Internal Processes


         Financial Centers

         Call Centers

         Corporate Departments

         Customer Accounts

Slide -  198

[Washington Mutual Logo]

                              Template for Success

                               Year 2000 Project


Status of the project

Timeline

         1990 - 1995:  Technology enhancements (ongoing)

         2/97 - Initial management seeking methodology/partnership

         6/97 - Selected IBM for project phase I (assessment and methodology) assessed in house surveyed vendors

         8/97 - Project office opened
                  9/97     -       Core team identified and leaders chosen
                           -       Method of renovation chosen



Slide - 199

[Washington Mutual Logo]

                              Template for Success

                               Year 2000 Project


         1/98        -     Identified and implemented steering committee

         2/98        -     Completed assessment and established budget
                     -     Selected partner to aid in remediation (IBM lab)

         3/98        -     Commenced:
                     -     Renovation/vendor monitoring
                     -     Testing

         3/98        -     First applications renovated and returned to
                           production


 Slide - 200

[Washington Mutual Logo]


Template for Success
Year 2000 Project

 10/1/98 - 3/31/99:  Deployment of applications/hardware to be replaced

 1/99 - 6/99:  End-to-end integration testing

 9/1/1999 - 3/31/2000:  Establish staff and manage corporate command center to:

                  -         manage the issues

                  -         institute contingency plans as needed

                  -         restore normal operations as needed


Slide - 201

[Washington Mutual Logo]

Template for Success
WAMU Project Management

         Consistent with WAMU management methodology for large projects

         Plan/Process Management

            -         Strategic

            -         Tactical

            -         Detailed Tactical

            -         Test

            -         Change Management

         Successful acquisition integrations

            - Acquisition integration equals dismantling a bank and all components

            -        Testing is the key (over 50% of Y2K effort is testing)


 Slide - 202

[Washington Mutual Logo]

Template for Success
Mainframe

                    System Software and Application Providers

                                             Status              Date

  Paperless Entry Processing (PEP)       Install rel (6/98)      9/98
  Infrastructure (IBM)                         Ready             10/98
  Deposit System (Hogan)                       Ready             10/98
  Customer Information Hogan)                  Ready             10/98
  Transaction Router (Hogan)                   Repair            10/98
  Consumer Line of Credit (Cardpac)           Replace            10/98
  Financial Control Systems (FCS)        Install rel (7/98)      11/98
  Electronic Mail (Wizmail)             Install rel (10/98)      12/98
  End-to-End Testing                                            6/30/99


Slide - 203

[Washington Mutual Logo]

Template for Success
Alternative Platform

                    System Software and Application Providers

                                                     Status         Date

             HOA Infrastructure                     Install Rel    7/31/98
                      -        Microsoft Packages
                      -        Novell
                      -        Oracle
             Fed Wire (Fed Plus)                       Ready      11/19/98
             Human Resources (Peoplesoft)              Ready        11/98
                      -        employee records       Replace      5/29/98
                      -        benefits               Replace      8/14/98
                      -        payroll                Replace      1/1/99


Slide - 204

[Washington Mutual Logo]

Template for Success
Alternative Platform

                    System Software and Application Providers

                                                         Status         Date

  Sec. Trades (Geopac with Infostation)                 Replace         10/98
  Call Center Platform (Tracm)                           Repair         10/98
  Financial Center Platform (VB4.0)                      Ready          10/98
           -        deploy to rest of California
           -        -deploy to Northwest
           -        back office deployment
  Corporate Data & Reporting (ED)                  Install Rel (9/98)   12/98
  Mort. Loan Origination (Loan Works)                   Enhance         12/98
  Loan Works Enhanced Deployment                                       3/31/99
  Call Centers
           -        call routing (Aspect)                Repair        2/1/99
           -        automated service (VRUs)             Repair        3/31/99


Slide - 205

[Washington Mutual Logo]

Template for Success
Vendor Services

        System Software and Application Providers

                                               Status     Date

 Loan Coupons/Billings (Checkprinters) ATM    Monitor    7/30/98
          -        STAR                       Monitor    9/30/98
          -        Transalliance              Monitor
          -        Honor                      Monitor
 Item Processing/Lockbox (EDS)                Monitor   10/30/98
 Network & Desktop Management                 Monitor   12/31/98
 Servicing (Alltel)                           Monitor    1/30/99


Slide - 206

[Washington Mutual Logo]

Template for Success
Vendor Services

                    System Software and Application Providers

                                               Status                  Date

 Credit Card (MBNA)                             Ready                 6/30/98

 Check Vendors                                 Monitor                6/30/98
          -        Harland
          -        Deluxe
 Couriers                                      Monitor                6/30/98
 Credit Bureaus                                Monitor                9/30/98
          -        TRW
          -        Equifax
          -        Chase
 Home Banking (Integrion)                       Ready                12/31/98
 Facilities Management (C.B. Richard Ellis)    Repair                12/31/98



Slide - 207

[Washington Mutual Logo]

                               Commercial Banking

                                  Sally Jewell
                            Executive Vice President
                           Commercial Banking Division


Slide -  208

[Washington Mutual Logo]

Commercial Banking Division

         Commercial Real Estate

         -        Multi-family, shelter-based permanent loans

         -        Commercial construction finance

         Western bank

         -        Full-service commercial banking

         -        Small-to-medium-sized business focus

Slide - 209

[Washington Mutual Logo]

Commercial Banking
Strategic Fit

         Higher margins/returns

         Market strength in multi-family lending

         Low-cost deposits

         Cross referrals and higher combined market share

         Consistent, high quality customer service

         Diversification of assets and earnings

Slide - 210

[Washington Mutual Logo]

Commercial Banking
Business and Commercial Real Estate Owners Want:     [Pictures]

         Reliability and predictability

         -        "Be there when I need you"

         Stability

         -        "Give me a banker who understands my business"

         Accuracy and timeliness

         -        "Make the service hassle-free"

Slide - 211

[Washington Mutual Logo]

Commercial Banking
Shifting Customer Loyalties

         Traditionally, customers were loyal to an institution
                                                                [picture]
         Today, loyalty is directged more toward individuals

         Small business clients and commercial real estate owners are more willing to move with their bankers


Slide - 212

[Washington Mutual Logo]

Commercial Banking
Vital Few

         Attract and retain the best bankers in the business

         Deliver high value client service and sales

         Become the preferred financial partner for clients

         Integrate into WAMU's array of financial services

         Demonstrate exceptional financial performance.


Slide - 213

[Washington Mutual Logo]

Commercial Banking
Delivery Network - 2/96


[logo of state maps]

WM-CRE
         3 Locations

Enterprise Bank
         1 Branch - Bellevue

Western Bank
         41 Branches - Oregon


Slide -  214

[Washington Mutual Logo]

Commercial Banking
Delivery Network - Today

[logo of state maps]

10 Commercial Real Estate Locations

46 Full Service Commercial Bank Branches

24 Business Banking Centers



Slide - 215

[Washington Mutual Logo]

Commercial Banking
Loan Portfolio Summary*

Dollars in billions

          Western Bank Division                                $1.4
          CRE - Northwest                                       1.6
          CRE - California                                      4.5
                                                               ----
          Total Commercial                                     $7.5


* as of 3/31/98

Slide - 216

[Washington Mutual Logo]

                                Washington Mutual

                             Commercial Real Estate

Slide - 217

[Washington Mutual Logo]

Commercial Real Estate
Focus

         Multi-family

         Owner occupied commercial

         Relationship driven R.E. investors

         Selective construction financing

         FNMA

Slide -  218

[Washington Mutual Logo]

Commercial Real Estate

[Pictures of Washington Mutual brochures]


Slide - 219

[Washington Mutual Logo]

Commercial Real Estate
Production Growth

Dollars in millions

[Bar Graph]

                    Northwest    California       Combined Total

1995                $137           $255            $392

1996                $275           $321            $596

1997                $354           $543            $897


Slide - 220

[Washington Mutual Logo]

Commercial Real Estate
Credit Quality Charge-offs as % of Total Loans

[Bar Graph]

1996           .51%

1997           .32%


Slide - 221

[Washington Mutual Logo]

Commercial Real Estate
Loan Spread Trends

Banks                  1997            1998
Apartments             n/a         1.71% - 2.58%
Comm. Prop.        2.43%-3.05%      2.26%-3.01%
Conduits
Apartments         1/.85%-2.57%     1.33%-2.29%
Comm. Prop.       1.90% - 3.28%     1.39%-2.44%

Source:  Crittenden income property rates 1/6/97, 1/12/98
         The spread was extrapolated from 10-year Treasury rate


Slide - 222

[Washington Mutual Logo]

Commercial Real Estate
Portfolio by Property Type


[Pie Graph]

Apartments                        67%
Office Bldgs                       8%
Other                              7%
Mobile Home Parks                  6%
Retail Bldgs                       5%
Hotels/Motels                      4%
Industrial                         3%


Does not include Western Bank Division


Slide - 223

[Washington Mutual Logo]

Commercial Real Estate
Portfolio by State

[Pie Graph]


California               70%
Washington               14%
Other                     7%
Oregon                    6%
Utah                      2%
Idaho                     1%

Does not include Western Bank Division


Slide - 224

[Washington Mutual Logo]

Commercial Real Estate
Strategies

         Continue primary focus on multi-family lending

         Expand relationship with FNMA

         Encourage long-term relationships with owners and developers

         Streamline systems for exceptional service

         Monitor markets and react early to increased risk

         Evaluate asset sales as opportunities arise


Slide - 225

[Washington Mutual Logo]

                              Western Bank Division

                               Commercial Banking


Slide - 226

[Washington Mutual Logo]

Western Bank

[Picture of advertisement "Western Bank. We know the territory."]


Slide - 227

[Washington Mutual Logo]

Western Bank
Business Banking Center Start-up Example

                     15-MONTH PROGRESSION FROM OPENING 1/97

                      Boise, Nampa & Twin Falls, Idaho BBCs

                                 1st Half      2nd Half       Q1
                                    1997          1997        1998
 Combined Totals ($ in 000's)

Average Loans                    $36,426         $88,137   $101,218
 Average Deposits                 $2,544          $8,342    $14,409
 Contribution*                     ($212)           $433       $319

*After tax contribution before administrative overhead
(Loans funded with overnight rates)


Slide - 228

[Washington Mutual Logo]

Western Bank

[Picture of advertisement "Western is big enough to handle our business, and small enough to care."]


Slide -  229

[Washington Mutual Logo]

Western Bank
Business Banking Center Start-up Example

                     15-MONTH PROGRESSION FROM OPENING 1/97

                      Boise, Nampa & Twin Falls, Idaho BBCs

                                  1st Half  2nd Half      Q1
                                    1997      1997       1998
  Period Averages

  ROA                           (1.16%)      (.97%)     1.25%
  ROE                          (14.51%)      12.14%    15.65%
  Efficiency Ratio              101.49%      52.62%    46.99%
  Net Interest Margin             4.81%       4.84%     5.17%


Slide - 230

[Washington Mutual Logo]

Western Bank
Annual Average Loans

Dollars in millions

[Bar Graph]
                        Branches             BBCs      Combined Total
     1994:               $413                $ 79         $ 492
     1995:               $471                $ 94         $ 565
     1996:               $573                $172         $ 745
     1997:               $730                $411        $1,141
     Q1 '98 Average      $780                $557        $1,337


Slide - 231

[Washington Mutual Logo]

Western Bank
Average Loan Balances

Dollars in millions

[Bar graph]

     Q1 '97              $  957
     Q1 '98              $1,337


Slide - 232

[Washington Mutual Logo]

Western Bank
Credit Quality Net Charge-offs as % of Total Loans

[Bar graph]

              Commercial Division  Peer Group*
                                   [Peer Group is illustrated with a
                                    Line Graph within this Bar Graph]:

1995                0.10%          0.37%
1996                0.09%          0.58%
1997                0.13%          0.44*
Q1 '98              0.14%


*Western U.S. banks $5-25 billion in assets


Slide - 233

[Washington Mutual Logo]

Western Bank
Annual Average Deposits

Dollars in millions

[Bar graph]


               Branches               BBCs        Combined Total

1994           $641                   $109        $  750
1995           $671                   $120        $  791
1996           $754                   $142        $  896
1997           $835                   $171        $1,006
Q1 '98         $892                   $194        $1,086


Slide - 234

[Washington Mutual Logo]

Western Bank
Quarterly Average Deposits

Dollars in millions

[Bar graph]

Q1 '97              $  953
Q1 '98              $1,086




Slide - 235

[Washington Mutual Logo]

Western Bank
Deposit Makeup

[Pie graph]

Time Deposits                      29%
Money Market                       25%
Non-Interest Bearing Demand        25%
Savings                            11%
Interest-Bearing Demand            10%


Slide - 236

[Washington Mutual Logo]

Western Bank
Net Interest Margin

[Bar graph]



     1996           5.96%
     1997           6.59%
     1998           6.51%


Prior year restated for comparable equity structure


Slide - 237

[Washington Mutual Logo]

Western Bank
Net Income

Dollars in millions

[Bar graph]



     1996           $12.4
     1997           $12.2
     1998           $16.3


Prior year restated for comparable equity structure



Slide - 238

[Washington Mutual Logo]

Western Bank

Net Income

Dollars in Millions

[Bar graph]


Q1 '97              $3.2
Q1 '98              $4.2



Prior year restated for comparable equity structure


Slide - 239

[Washington Mutual Logo]

Western Bank

[Picture of Western Bank brochures]

Slide - 240

[Washington Mutual Logo]

Western Bank
Strategies

         Expand into California

         Grow in the Northwest

         Streamline deposit processes

         Enhance cash management sales

         Evaluate strategic acquisitions


Slide - 241

[Washington Mutual Logo]

Commercial Banking

[Picture of brochures]


Slide - 242

[Washington Mutual Logo]

Commercial Banking
Future

         Dominant multi-family lener

         Fully developed CRE secondary market alternatives

         Full service relationships with R/E and busines clients

         Business banking centers in select markets


Slide - 243

[Washington Mutual Logo]

Commercial Banking
Future

         Effective referrals and cross sales throughout WAMU

         High credit quality and effective risk management

         Key contributor to WAMU's future financial success


 Slide - 244

[Washington Mutual Logo]

                                Consumer Finance

                                   Craig Tall
                            Executive Vice President
                              Corporate Development
                              Commercial Banking &
                                Consumer Finance


Slide - 245

[Washington Mutual Logo]

Aristar
Overview

         Solid Company

                  Historically strong ROA

                  Well positioned branch franchise

                  Long tenured, experienced personnel

         Leadership void

         Needs new strategic vision

                  Changing competitive landscape

                  Growth prospects

Slide - 246

[Washington Mutual Logo]

Aristar
Distribution Network


[Map of United States]

                Locations                                      493

                Assets                                         $2.5 billion

                1997 After-tax profits                         $46 million


Slide - 247

[Washington Mutual Logo]

Aristar
Consumer Finance Business Fit

         Complementary to core banking and lending business

         Attractive financial characteristics

         Capable of making an important earnings contribution

         Potential to add significant shareholder value


Slide - 248

[Washington Mutual Logo]

Aristar

Opportunity for Added Value

         Balance sheet capacity to compete against securitizers

         Funding enhancements

         Alternative capital structures

         Referral potential


Slide - 249

[Washington Mutual Logo]

Aristar

Goals for Consumer Finance

Long-term goals are to meet or exceed corporate financial objectives

         18% return on equity

         15% annual earnings growth


Slide - 250

[Washington Mutual Logo]

Aristar
Management Update

         Announced Craig Chapman as new Aristar CEO on May 13th

         Chapman to lead development of strategic plan

                  provide long-term vision

                  develop growth and expansion strategy

                  Improve financial performance

         Chapman to be based in Tampa


Slide - 251

[Washington Mutual Logo]

Aristar Craig Chapman

  Built AMERESCO from start-up to a top ten home equity originator

  Re-positioned Household Canada into consumer finance operation.
  Improved profitability more than fourfold

  "Fixed" Household Australia and returned to profitability

  Major contributor to Household's marketing, customer service and efficiency improvements


Slide - 252

[Washington Mutual Logo]

                                     ARISTAR

                                Financial Review


Slide - 253

[Washington Mutual Logo]

Aristar - Financial Review
Q1 '98 Highlights

     Reported net income of $12.3 million compared to $10.7 million in Q1 '97

                  Advances in ROA, ROE, efficiency ratio

     Sharp decline in 60+day delinquencies from year end

     Lending volume up 11% from 1997 (including renewals)


 Slide - 254

[Washington Mutual Logo]

Aristar - Financial Review
Earnings

Percentage

                                                    Quarter Ending
                                              3/97                     3/98

    Return on Assets                           1.82%                   1.97%
    Return on Equity                          11.94                   11.72
    Efficiency Ratio                          51.05                   48.42
    Net Interest Margin                       10.95                   11.01


Slide - 255

[Washington Mutual Logo]

Aristar - Financial Review
Lending Volumes*

Dollars in millions

                                   Quarter Ending
                          3/31/97               3/31/98        %Change

 Real Estate               $123                    $158          28%
 Personal Loans             238                     273          15
 Sales Finance              103                      83         (19)
                            ---                      --         ----
 Total Loans               $464                    $514          11%

* Includes renewals

Slide - 256

[Washington Mutual Logo]

Aristar - Financial Review
Porfolio

Dollars in millions

                   3/31/97               12/31/97               3/31/98

 Real Estate         $903                    $971                 $996
 Personal Loans       909                   1,016                  989
 Sales Finance        342                     323                  287
                      ---                     ---                  ---
 Total Loans       $2,153                  $2,309               $2,272


Slide -  257

[Washington Mutual Logo]

Aristar - Financial Review
60+ day Delinquencies

[Line graph]

          Personal Loans      Sales Finance       Overall       Real Estate

3/97      4.1%*               3.7%*               2.7%*           0.7%*

6/97      4.1%*               3.3%*               2.7%*           0.7%*

9/97      4.3%*               2.9%*               2.6%*           0.8%*

12/97     4.1%*               3.9%*               2.6%*           0.6%*


*approximate percentage point, as illustrated on line graph


Slide - 258

[Washington Mutual Logo]

Aristar - Financial Review
Charge-offs

[Line graph]


          Personal Loans      Sales Finance       Overall       Real Estate

3/97      6.0%*               3.2%*               3.3%*           0.2%*

6/97      5.9%*               3.5%*               3.5%*           0.1%*

9/97      6.0%*               3.8%*               3.1%*           0.2%*

12/97     6.2%*               4.7%*               3.7%*           0.3%*

3/98      6.0%*               2.9%*               3.1%*           0.3%*


*approximate percentage point, as illustrated on line graph

Slide -  259

[Washington Mutual Logo]

Aristar
Summary

         Exciting new leadership

         Significant growth opportunities

         Significant financial opportunities


Slide - 260

[Washington Mutual Logo]

                               Financial Overview

                                William Longbrake
                            Executive Vice President
                            &Chief Financial Officer


Slide - 261

[Washington Mutual Logo]

Financial Overview
Five-Year Financial Targets:  1995-2000

                        Target       Results
                                  (3/31/98)(a)
 ROCE                   >18.00%     19.68%
 EPS Growth             >15.00      29.24(b)
 Efficiency Ratio       <50.00      46.20
 Common Equity/Assets   > 5.00       5.22

(a) Results based on earnings from operations which equal reported earnings less transaction related expense

(b)       Increase in earnings from operations from Q1 ` 97 to Q1 '98


Slide - 262

[Washington Mutual Logo]

Financial Overview
The Opportunity:  Substantial Profit Growth

         Successful and profitable consumer financial services in the Northwest

         Objective:  extend to recently acquired companies

         Implementation and realization of financial opportunity takes time

                  Systems conversions

                  Employee learning curve

                  Attracting customers and building relationships

                  Some expenses occur in advance of revenues, such as advertising and account origination


Slide - 263

[Washington Mutual Logo]

Financial Overview
Return on Average Assets - Q1 '98

                                 Northwest         Southwest/
                                                    Southeast
Interest income                    7.48%            7.06%
Interest expense                  (4.43)           (4.35)
                                 ------           ------
         Net Interest income       3.05%            2.71%
Provision for loan losses          (.06)            (.14)
                                 ------           ------
Net int. inc. after prov.          2.99%            2.57%
Other income                        .83              .57
Other expense                     (1.75)           (1.47)
Transaction related expense        (.01)            (.04)
                                -------          -------
         Net expense               (.93)            (.94)

Income taxes                       (.81)%           (.63)%
Net income                         1.26%            1.00%
Adjusted net income (a)            1.20%            .94%


(a) Holding company net income allocated proportionally to subsidiaries' total assets

Slide - 264

[Washington Mutual Logo]

Financial Overview
Profit Improvement Opportunities

Southwest/Southeast Financial Centers

         Increase higher yielding consumer loan originations

         Initiate residential mortgage loan originations

         Aggressively market free checking accounts

         Increase proportion of deposits in lower cost transaction accounts


Slide - 265

[Washington Mutual Logo]

Financial Overview
Profit Improvement Opportunities

Southwest/Southeast Financial Centers

    Expand consumer cross sales

    Increase fee income, particularly depositor fees and nonbanking product sales.


Slide - 266

[Washington Mutual Logo]

Financial Overview
Profit Improvement Opportunities

Southwest/Southeast

      Improve productivity

      Initiate residential construction and manufactured home loan originations

      Reduce credit losses


Slide - 267

[Washington Mutual Logo]

Financial Overview
Profit Improvement Opportunities

Northwest

         Increase ARM residential loan originations

         Increase fee income, particularly depositor fees and nonbanking product sales

         Continue to improve productivity


Slide - 268

[Washington Mutual Logo]

Financial Overview Loan Mix - March 31, 1998
Loan Mix - March 31, 1998

                                        Northwest                   Southwest/
                                                                     Southeast

Residential(a)                            64.6%                         91.0%
Other loans:
         Construction                      4.4                            .0
         Multi-family/Commercial R.E.     10.7                           7.5
         Business                          3.4                            .2
         Consumer                         16.9                           1.3
                                          ----                           ---
         Total                            35.4%                          9.0

Yield on loan (Q1 '98)(b)                 8.44%                         7.37%

(a)      Includes loans securitized and retained as MBS
(b)      Does not include loans securitized and retained as MBS


Slide - 269

[Washington Mutual Logo]

Financial Overview
FC Consumer Loan Originations Per H/H - Q1 '98

[Bar graph]


Northwest           $207
Southwest           $ 64
Southeast           $ 36


Slide - 270

[Washington Mutual Logo]

Financial Overview
FC Mortgage Loan Originations per H/H - Q1 '98

[Bar graph]


Northwest      $914
Southwest      $  0
Southeast      $  0

Slide - 271

[Washington Mutual Logo]

Financial Overview
Deposit Mix - March 31, 1998

                                           Northwest              Southwest/
                                                                  Southeast
         Transaction deposit(a)            59.2%                    42.8%
         Time deposits                     40.8%                    57.2%
         Cost of deposits - Q1 '98(b)      3.89%                    4.16%

(a) Transaction deposits include money market, checking and savings deposits
(b)      Cost of deposits includes cost of associated derivatives


Slide - 272

[Washington Mutual Logo]

Financial Overview
Deposit Mix - Transaction Deposits to Total Deposits(a)

[Line graph]

1/97      41.0%*
3/97      42.3%*
5/97      42.6%*
7/97      42.8%*
9/97      43.8%*
11/97     44.3%*
1/98      45.1%*
3/98      46.2%*

* approximate percentage points, as illustrated on line graph


(a) Transaction deposits include all wholesale and retail checking, savings and money market deposit

Slide - 273

[Washington Mutual Logo]

Financial Overview
Newly Acquired Franchise - Cons. Mortg. Origination

Case Study:  Pacific First Bank/Oregon
Dollars in millions per financial center

[Bar Graph]

                         Consumer Loans           Mortgage

1993                     $0.9                     $0.0
1994                     $2.9                     $1.6
1995                     $3.0                     $2.3
1996                     $3.4                     $4.9
1997                     $4.1                     $5.1


Slide - 274

[Washington Mutual Logo]

Financial Overview
Newly Acquired Franchise - Fee Inc. & Operating Exp.

Case Study:  Pacific First Bank/Oregon
Dollars in thousands per financial center

[Bar graph]

                         Fee Income          Operating Expenses

1994                     $ 85.5              $205.5
1995                     $144.3              $200.8
1996                     $197.7              $204.9
1997                     $307.9              $232.1


Slide - 275

[Washington Mutual Logo]

Financial Overview
Newly Acquired Franchise -Res. Mortgage Market Share

Case Study:  Pacific First Bank/Oregon(a)

[Bar graph]

1993            5.3%
1994            5.1%
1995:           7.5%
1996:          10.2%
1997:          13.0%


(a) Washington Mutual Bank had one home loan center in Oregon prior to the acquisition of Pacific First Bank in 1993













Slide - 276

[Washington Mutual Logo]

Financial Overview
Mature Franchise - Res. Mortgage Market Share

Case Study:  Washington Mutual Bank Washington

[Bar graph]


1988      6.7%
1989      8.8%
1990      9.7%
1991      9.0%
1992      9.8%
1993      9.8%
1994      9.6%
1995     11.3%
1996     14.6%
1997     16.9%










Slide - 277

[Washington Mutual Logo]

Financial Overview
Product Profitability - Checking in the Northwest

Acquisition cost per Account

                                       Free                       Interest

Marketing/Advertising                 $20.28                        $20.28
Financial Centers                      46.04                         45.35
Telephone Banking                       4.48                          4.48
Corporate Support                        .59                           .59
                                      ------                         -----
         Total                        $71.39                        $70.70
         Total After Taxes @ 39%      $43.55                        $43.13
Expected Life                        5 years                     7.5 years














     Slide - 278

[Washington Mutual Logo]








[blank page]









     Slide - 279

[Washington Mutual Logo]

Financial Overview
Product Profitability - Checking in the Northwest

         Overdraft and ATM fees per account are rising 12.9% annually due to increased activity and higher per transaction fees

         The number of Free Checking Accounts grew 35.8% in the 12 months ending march 31, 1998














     Slide - 280

[Washington Mutual Logo]

Financial Overview
Product Profitability - Checking in the Northwest

         VISA debit transactions per checking account are rising 38% annually

                  Customer convenience

                  Generates fee income

                  Avoids check processing costs

         55.8% of checking accounts have VISA debit cards

         65.5% of VISA debit cards had at least one transaction within the last three months.














     Slide - 281

[Washington Mutual Logo]

Financial Overview
Product Profitability - Checking in the Northwest

       About 18% of outstanding checking accounts have the "Plus Package" of services, but approximately 50% of new accounts opened opt for the "Plus Package"

      About 9% of outstanding checking accounts have the "Pay-by-Phone" service

      In March 1998 the checking account cross-sell service ratio was 2.81, much higher than the average household.















     Slide - 282

[Washington Mutual Logo]

Financial Overview

Product Profitability - No Frills Checking Fees

[BAR GRAPH]

                           Big Bank            Small Bank           WMB-NW

MONTHLY
MAINTENANCE FEE              $3.73                $3.49              $0.00
(on a scale of
 $7.00 to $0.00)

AVERAGE ANNUAL
FEE INCOME                 $152.80              $134.43             $182.22
(on a scale of
 $200.00 to $0.00)


[table within above Bar Graph]
Limit on number of checks processed per month:

Big Bank       8.7
Small Bank     8.5
WMB-NW         Unlimited


Source:  1997 U.S. Public Interest Research Group














     Slide - 283

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Key Assumptions

         Loan profitability is calculated in terms of return on common equity assuming:

     5% common equity funding allocation

     50% risk weight for regulatory capital purposes

     average economic return (rather than periodic accounting return) over the expected life of an average loan














     Slide - 284

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Key Assumptions

     Northwest origination and servicing costs are assumed

     During Q1 '98 origination expenses for home loan offices (HLCs) were 53 basis points lower in the Northeast compared to the Southwest/Southeast

     Origination expenses for the wholesale channel were 19 basis points lower













     Slide - 285

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Key Assumptions

     The interest rate for all ARMs is the MTA (12-month moving average of the one-year Treasury rate)

     Prepayment assumptions are based on stable interest rates

     Q1 '98 actual origination mix is used to calculate average loan size, average initial interest rate, average gross yields, average margins and average life caps














     Slide - 286

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Sale of SFR FR Mortgages

     Washington Mutual sells approximately 70% of all fixed-rate single family residential loans in the secondary market

     Fixed-rate loans retained generally carry higher interest rates and are a good interest rate risk match against non-interest checking balances

     Sale of single family fixed-rate mortgages results in two impacts on earnings

          Gain on sale

          Servicing income over the loan's life















     Slide - 287

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Sale of SFR FR Mortgages

     Gain on sale results in the  capitalization  of mortgage  servicing  rights
(MSRs) which are amortized over the loan's servicing life

     MSRs carry a 100% regulatory risk weight

     In the analysis that follows, it is assumed that MSRs are supported by 5% equity financing and 5% debt financing that qualifies as Tier II regulatory capital.

     The analysis is based on the sale of $1,000,000 par value of fixed rate mortgage loans














     Slide - 288

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Sale of SFR FR Mortgages

Gain on sale

                          Amount             Percentage

 Par value @ 100%           ($1,000,000)     (100.00%)
 Net deferred fees          5,600                .56
 MSRs                       9,830                .98
                            -----          ---------
 Net book value             ($984,570)        (98.46)
 Market price at 99%        990,000            99.00
 Buy-up fees                2,500                .25
                            -----          ---------
 Pre-tax gain               $7,930               .79
 Taxes @ 39%                (3,093)             (.31)
                            -------        ---------
 Gain on sale               $4,837               .48%














     Slide - 289

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Sale of SFR FR Mortgages


Servicing Income

                               Yr 1        Yr 5       Yr 10     PV @10%

Servicing revenue             $2,335     $1,265        $573     $9,541
Other revenue                    374        214         104      1,604
Servicing expense               (561)      (321)       (156)    (2,406)
MSR amortization              (1,421)      (781)       (364)    (5,896)
MSR fin. cost                   (496)      (263)       (114)    (1,978)
  Pretax net inc.               $231       $114         $43       $865
  Taxes @39%                     (90)       (44)        (17)      (337)
Net income                      $141        $70         $26       $528

Avg. MSR value                $9,110     $4,824      $2,084
ROA                             1.55%      1.44%       1.26%
ROCE @5%                       31.00%     28.80%      25.20%






     Slide - 290

[Washington Mutual Logo]

Financial Overview
Res. Loan Profitability - Sale of SFR FR Mortgages


Gain on sale                          $ 4,837
PV of servicing income                    528
                                          ---
                                      $ 5,365
Initial value of MSRs                 $ 9,830
Initial required common equity @5%    $   292













     Slide - 291

[Washington Mutual Logo]

Financial Overview
Consumer Loan Profitability - Key Assumptions

     Northwest origination and servicing costs

     Standard pricing for basic products instead of average pricing for Q1 '98 actual origination mix

     Prepayment rates based on stable interest rates

     Regulatory capital risk weights affects funding cost:

               home equity - 50%

               manufactured housing - 100%

               auto - 100%















     Slide - 292

[Washington Mutual Logo]

Financial Overview
Cons. Loan Profitability - Q1 `98 Northwest FC Orig.

Dollars in millions

Home Equity*             $  72.9       33.8%
Home Equity LOCs            45.9       21.3
Mfd Housing*                57.0       26.4
Vehicle*                    14.0        6.5
Personal Unsecured          23.0       10.7
Collateral                   2.9        1.3
  Total                   $215.7      100.0%








*Selected for profitability analysis






     Slide - 293

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity

     Rapid checking account growth leverages financial center infrastructure


     Technology enhancements reduce service times and permit employees to spend more time on sales

     Availability of many products increases cross-selling opportunities higher  average  household net income
               increased household loyalty and retention















     Slide - 294

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity

     Mortgage and consumer loans increase financial center profitability consumer lending tends to decline during home loan refinancing episodes financial centers can reallocate staff from consumer to mortgage lending easily, maintaining efficient use of resources

     Customer visits to financial centers are declining and use of electronic banking (telephone) is increasing expands financial center's capacity to handle more business with the same resources














     Slide - 295

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

Deposit related fees per employee*

[Line graph]

(on a scale of $3,000 to $5,500)

1/97      $3,300**
3/97      $3,300**
3/97      $3,800**
7/97      $4,300**
9/97      $4,500**
11/97     $4,300**
1/98      $4,200**
3/98      $4,450**

(**approximate)

*Adjusted for number of days in the month














     Slide - 296

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

Checking transactions per employee, per month*

[Line graph]

(on a scale of 1,000 to 1,700)

1/96      1,180**
4/96      1,380**
7/96      1,320**
10/96     1,300**
1/97      1,325**
4/97      1,390**
7/97      1,350**
10/97     1,320**
1/98      1,295**

*Adjusted for number of days in the month]

(**approximate)













     Slide - 297

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

Customer financial center use, per month*

[Line graph]
(on a scale of 2.50 to 3.75)

4/96      3.49**
7/96      3.40**
10/96     3.19**
1/97      3.23**
4/97      3.23**
7/97      2.98**
10/97     3.05**
1/98      2.80**







*Adjusted for number of days in the month

(**approximate)






     Slide - 298

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

     Deposit-related fees are rising at a 25% annual rate per employee

     Checking transactions per employee are rising at a 7.4% annual rate

     Customer financial center use is declining at a 6.1% annual rate













     Slide - 299

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

Telephone banking calls per household

[Line graph]
(on a scale of 1.00 to 2.25)

1/97      1.27**
3/97      1.58**
5/97      1.45**
7/97      1.75**
9/97      1.73**
11/97     1.65**
1/98      1.90**
3/98      2.05**






(**approximate)



     Slide - 300

[Washington Mutual Logo]

Financial Overview
Financial Center Productivity - Northwest

        Banking telephone calls per household are rising approximately 40% annually voice response calls are rising about 45%

               employee assisted calls are rising about 20%

               voice response calls as a percentage of total calls averaged 82% in 1997 voice  response  calls cost $.45 per call or about
               19% as much as  employee serviced calls













     Slide - 301

[Washington Mutual Logo]

Financial Overview
Financial Center Activity - Northwest

Technology/broad product line foster flexible market response Percentage of total hours spent on activities*

                           Mature Market    Growing Market     In-Store

Deposits                       65.1%            42.6%            67.3%
Consumer Loans                 13.7              31.1            10.4
Mortgage Loans                  4.1              11.9             7.0
Nonbanking Products             1.2              1.2              0.4
Administration                 15.9              13.2            14.9









*Source:  1998 Arthur Andersen study of three NW FCs





     Slide - 302

[Washington Mutual Logo]

Financial Overview
Financial Center Activity - Northwest

Technology/broad product line foster flexible market response Percentage of total hours spent on activities*

                     Mature Market    Growing Market   In-Store
Sales                    28.5%            49.5%          20.6%
Servicing                55.6              37.3          64.5
Administration           15.9              13.2          14.9











*Source:  1998 Arthur Andersen study of three NW FCs





     Slide - 303

[Washington Mutual Logo]

Financial Overview
Financial Center Activity - Northwest

Technology/broad product line foster flexible market response Q1 '98 activity per dedicated employee*

                            Mature Market  Growing Market In-Store  Entire Bank

Checking Acct. Serv. (#)       3,677          3,468        3,001        3,087
Checking Acct. Open (#)           70            106           67           74
Plus Acct. Serv. (#)             401            492          822          213
Plus Acct. Open (#)               22             27           23           11
Consumer Loans (000)         $ 1,400         $  812       $1,492
Mortgage Loans (000)         $11,082         $7,192       $5,736









*Source:  1998 Arthur Andersen study of three NW FCs





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


[Washington Mutual Logo]

Financial Overview
Financial Center Profitability

Net income per FTE - Q1 `98

[Bar graph]


Northwest      152.3%
Southwest       78.7%
Southeast      135.2%
Bank           100.0%











     Slide - 305

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Assumptions



ROCE                                       20%
Dividend Payout Ratio                      30%
Common Equity to Total Assets Ratio         5%
Implied Earning Assets Growth Rate         14%














     Slide - 306

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - RE Loan Orig. Strategy


Extend residential originations to Southwest and Southeast FCs

     During first four months of 1998, Northwest FCs originated residential loans at an annual rate $4.2 billion, 14.3% of total originations

     On a comparable per FC basis, potential to attain additional annual originations of approximately $7.5 billion in Southwest and Southeast, a 25% increase in total originations


     Will take 2 to 3 years to develop capability














     Slide - 307

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - RE Loan Orig. Strategy

         Bring  acquired   Great  Western   residential   lending   capacity  to
         productivity  levels comparable to the rest of the company

         Build market share through branding and top-notch service













     Slide - 308

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Non-RE Loan Orig. Strategy

     Bring Southwest and Southeast FCs' consumer lending to levels comparable to Northwest FCs

          Potential additional $1 - $2 billion in annual originations

          Will take 2 years to develop capability

     Extend builder and custom construction lending to new market

          Will take 3 to 4 years to accomplish

          $2 billion potential increase













     Slide - 309

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Non-RE Loan Orig. Strategy


     Continue to open Business Banking Centers and increase business loans

     Maintain strong multi-family lending capacity

     Expand Aristar's consumer finance originations











     Slide - 310

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Overall  Strategy

     Short-Term
         Build origination capacity
         If necessary, purchase liquid short-term MBSs as temporary measure

     Long-Term
         Sell narrow-spread liquid securities
         Sell lower margin loans; retain higher margin loans














     Slide - 311

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - 14% Asset Growth Model Assumptions

     Residential loan origination mix
        1997 - 70% ARM; 30% fixed
        1998 - 55% ARM; 45% fixed - affected by refinancing
        1999/2000 - 60% ARM; 40% fixed - affected by continued flat yield curve

      75% of fixed rate residential loans assumed to be sold during 1998 - 2000 compared to 68% in 1997













     Slide - 312

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - 14% Asset Growth Model Assumptions

     Loan and other payments as a percent of starting total assets

          1997 - 14.8%

          1998 - 19.0% (Q1 annualized)

          1999/2000 - 17.0% - reflecting flatter yield curve

         Loan  origination   growth  slows  in  1999  as  refinancings  ebb
         and accelerates in 2000 as origination capability matures in all channels

         If loan originations exceed required levels, securities and narrow margin loans will be sold











     Slide - 313

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - 14% Asset Growth Model

Dollars in billions

                      1997                1998          1999          2000

Beginning Assets      $87.4              $97.0          $110.6       $126.0
Payments              (12.9)             (18.4)a         (18.8)       (21.4)
Loans Sold             (4.6)             (10.0)b          (9.5)       (13.0)
Net Sec. & Other       (2.5)               3.0 c           0.0          0.0
                       -----              ----            ----         ----
                      $67.4              $71.6           $82.3        $91.6

Loan Orig.             29.6               39.0            43.7         52.1
                       ----               ----            ----         ----
Ending Assets         $97.0             $110.6          $126.0       $143.7
Jan. - Apr. Orig.      $8.3              $12.1
% of Annual            28%                31%




(a) Q1 '98 annualized
(b) Jan. - Apr. 1998 annualized
(c) Estimated







     Slide - 314

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - 1998 Wholesale Asset Purchases

Dollars in billions


                            Book Value      Margin to Funding(a) ROCE @5%
Securities:
         ARMs                    $3.2              1.08%          13.2%
         Fixed Rate(b)            2.9              1.18           14.4
Loans                              .6              1.67           20.4
                                   --              ----           ----
                                 $6.7              1.18%          14.4%


     (a) Funding is assumed to be 95% 1-month LIBOR and 5% equity; hedging interest-rate risk on fixed rate costs 11 basis points

     (b) Durations range from 2.2 to 3.4 years













     Slide - 315

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - 1998 Wholesale Asset Purchases

         Available for sale securities increased $5.1 billion through April

         Assuming   refinancing   activity   continues   to  decline   and  loan
         originations  remain strong,  further asset purchases should be limited

         Available for sale securities could decline during the remainder of the year as principal is repaid













     Slide - 316

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Residential Loan Prepayments Have Peaked

                         Q4 `97     Q1 `98   March 1998    April 1998
Short-Term ARMs
         Pmt. Capped       13.0%      17.5%      22.1%         22.8%
         Rate Capped       28.4       31.7       40.2          34.4
Intermediate ARMs          15.7       22.7       28.1          25.9
Fixed Rate                  9.1       15.2       19.4          17.9
                            ---       ----       ----          ----
         Total             14.3%      19.0%      24.0%         23.5%













     Slide - 317

[Washington Mutual Logo]

Financial Overview
Deployment of Capital

Res. ARM Loan Apps. and Fundings
As percentage of total

[Bar Graph]


                                   Fundings       Applications

3/98                               40.3%          50.8%
4/98                               45.7%          54.0%
5-1-98/5-15-99                     51.3%          54.9%
YTD through 5/15/98                44.5%          -











     Slide - 318

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Net Interest Margin

Assuming stable interest rates, the 14% asset growth model has several implications:

Assets

     remixing loans toward higher yielding loans should have a small favorable impact increasing the portion of loans relative to securities should have a small favorable impact overall, asset yields could rise as much as 10 basis points over the next two years












     Slide - 319

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Net Interest Margin

Liabilities

     remixing deposits toward transactions accounts should reduce deposit costs by up to 15 basis points over the next two years however, the overall cost of funds rises as the portion of assets funded by borrowings rises













     Slide - 320

[Washington Mutual Logo]

Financial Overview
Deployment of Capital - Net Interest Margin

         The net impact on the margin could be a decrease by as much as 10 basis points over the next two years

         The impact on the margin  could be less
         unfavorable,  if:

               deposits  increase

               transaction  accounts increase more

               loan originations are stronger (reduce amount of lower yielding securities)

               higher yielding loan originations are higher (strong performance of financial centers and Aristar)











     Slide - 321